TRAVELERS SERIES FUND INC.
on behalf of the
AIM Capital Appreciation Portfolio
Supplement dated December 17, 1996 to
Prospectus dated February 28, 1996


	On November 4, 1996, AIM Management Group, Inc. ("AIM") announced it had entered into an Agreement and Plan of Merger with INVESCO PLC ("INVESCO") pursuant to which AIM will be merged with and into INVESCO. The AIM Capital Appreciation Portfolio's (the "Portfolio") Sub-Adviser, A I M Capital Management, Inc. (the "Sub-Adviser"), is a wholly owned subsidiary of AIM.

	The proposed transaction may be deemed to cause an assignment, within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, of the investment subadvisory agreement between Travelers Series Fund Inc. (the "Fund") on behalf of the Portfolio, Travelers Investment Adviser, Inc. (the "Manager") and the Sub-Adviser. Under its terms, the Portfolio's current investment subadvisory agreement will automatically terminate upon the transfer of control of the Sub-Adviser from AIM to INVESCO. The Fund's Board of Directors has considered and approved the Sub-Adviser's continued role as investment Sub-Adviser to the Portfolio pursuant to a new investment subadvisory agreement. The terms, including the investment subadvisory fee, of the new investment subadvisory agreement are the same in all material respects as those of the current investment subadvisory agreement. In addition, management anticipates that the key personnel responsible for providing services to the Portfolio will remain unchanged. A new investment subadvisory agreement will not become effective, however, until the shareholders of the Portfolio vote to approve its terms. The Board of Directors has also approved calling a special meeting of shareholders to consider and approve the investment subadvisory fees under the new investment subadvisory agreement. The meeting is scheduled to be held on February 7, 1997.